Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
27.	SUBSEQUENT EVENTS

In January 2016, Techfaith China, one of the Group’s subsidiaries, entered into agreements with Bank of Jiangsu to issue eight five-month to six-month interest free bank acceptances with the total amount of $15,437 (RMB 100 million) to an EMS provider. These bank acceptances were secured by the Group’s deposit of $7,719 held in the designated bank account and a land use right in Beijing with a carrying value of $7,475 as of December 31, 2015. The bank acceptances were also guaranteed by Mr. Defu Dong, the Chairman of the Group.

On February 12, 2016, the Group changed the ratio of its American Depositary Shares (“ADSs”) to ordinary shares, par value US$0.00002 per share (“Shares”), from one (1) ADS to fifteen (15) ordinary shares to one (1) ADS to seventy-five (75) ordinary shares (the “Ratio Change”), effective on March 1, 2016. The Ratio Change had the same effect as one-for-five reverse ADS split to the Group’s ADS holders, but no impact on the number of the ordinary shares issued and outstanding and no new shares were issued in connection with the ADS ratio change.

On March 30, 2016, Techfaith Intelligent Handset Beijing, one subsidiary of the Group, obtained a twelve-month loan of $6,175 (RMB 40 million) from Shuangxiu Branch of Beijing Bank to fund working capital in daily operations. The loan bears an annual interest rate of 5.22% and is guaranteed by the property owned by Techfaith China, one subsidiary of the Group.

On April 6, 2016, Techfaith China, one subsidiary of the Group, obtained a twelve-month loan of $3,087 (RMB 20 million) from Shuangxiu Branch of Beijing Bank to fund working capital in daily operations. The principal is payable in installments semi-annually. The loan bears an annual interest rate of 5.22% and is guaranteed by the property owned by Techfaith Shanghai, one subsidiary of the Group.